UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22114

Name of Registrant: Vanguard Montgomery Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2009 – June 30, 2009

Item 1: Reports to Shareholders

Vanguard Market Neutral Fund Semiannual Report

June 30, 2009

>	Vanguard Market Neutral Fund had a disappointing return of less than –9% in the first half of 2009.
>	The fund significantly trailed its peers and its 3-month U.S. Treasury bill benchmark. The fund also lagged the gains of the broad U.S. stock market, as can be expected during market rallies.
>	Stock selection within the financial and energy sectors, and a net short position in energy during a period of rising oil and stock prices, detracted from fund performance.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	6
Fund Profile	9
Performance Summary	11
Financial Statements	12
About Your Fund’s Expenses	28
Trustees Approve Advisory Arrangements	30
Glossary	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended June 30, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Market Neutral Fund
Investor Shares	VMNFX	–9.37%
Institutional Shares[1]	VMNIX	–9.29
Citigroup 3-Month Treasury Bill Index		0.10
Average Equity Market Neutral Fund[2]		0.66

Your Fund’s Performance at a Glance
December 31, 2008–June 30, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Market Neutral Fund
Investor Shares	$10.97	$9.93	$0.012	$0.000
Institutional Shares	10.90	9.88	0.008	0.000

1 This class of shares carries lower expenses and is available for a minimum initial investment of $5 million.

2 Derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder,

A robust stock market rally began in March, led by companies that had been beaten down during the market’s descent. As investors became less risk-averse, the rebound in lower-quality stocks worked against the advisors’ stock-selection strategies. In the first half of 2009, Vanguard Market Neutral Fund returned about –9%, a disappointing performance relative to the 0.10% return of its benchmark, the Citigroup 3-Month Treasury Bill Index.

The fund’s advisors, AXA Rosenberg Investment Management and Vanguard Quantitative Equity Group, aim for a portfolio that is neutral with respect to general stock market risk. At times, however, the fund may have net long or short positions in certain sectors of the market—as it did during the first half. The advisors strive to increase portfolio returns through stock selection, by purchasing stocks that appear to be undervalued in the marketplace and selling short stocks that appear overvalued. (To engage in short selling, an advisor sells stocks it does not own but has “borrowed” for a fee.)

In the first half, disappointing selection among financial and energy stocks, coupled with a net short position in energy stocks—many of which rose along with rising oil prices—detracted from fund performance. As a result, the fund did not meet its goal of minimizing its exposure to U.S. stock market risk and outperforming the return on U.S. Treasury bills.

Stock gains petered out by the end of the period

For the six months ended June 30, the broad U.S. stock market returned 5%. The stock market began the period in negative territory, but then rallied through much of the spring. While the second quarter was the strongest quarter for U.S. stocks since 2003, equity gains fizzled in mid-June as investors were taken aback by a drop in consumer confidence, a decline in home prices, and a larger-than-expected rise in the unemployment rate.

International stocks registered a stronger showing, returning about 14% for the half-year. Emerging markets posted the best results as investors poured money into countries with strong growth prospects.

Higher commodity prices and a slight rebound in manufacturing orders helped reverse steep declines in international stocks from earlier in the period.

Still, pockets of the developed and developing markets, particularly in Europe, continued to struggle amid the global recession. After three consecutive monthly gains, the MSCI All Country World Index ex USA returned –1.07% for June, perhaps signaling a bumpy road ahead.

Bond investors grew confident, sought out higher yields

As the fiscal half-year began, investors who were panicked by the credit-market crisis sought shelter in U.S. Treasury bonds, considered the safest of all

Market Barometer
			Total Returns
		Periods Ended June 30, 2009
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	4.32%	–26.69%	–1.85%
Russell 2000 Index (Small-caps)	2.64	–25.01	–1.71
Dow Jones U.S. Total Stock Market Index	5.00	–26.11	–1.47
MSCI All Country World Index ex USA (International)	14.35	–30.54	4.95

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	1.90%	6.05%	5.01%
Barclays Capital Municipal Bond Index	6.43	3.77	4.14
Citigroup 3-Month Treasury Bill Index	0.10	0.78	3.02

CPI
Consumer Price Index	2.60%	–1.43%	2.60%

1 Annualized.

securities. The difference between the yields of Treasuries and those of corporate bonds surged to levels not seen since the 1930s.

By mid-March, investors had gained confidence from the federal government’s efforts to thaw the credit market and stimulate the economy. Bond investors were more optimistic and more willing to take on risk; they shifted their focus away from Treasuries to higher-yielding corporate bonds. For the six months, the Barclays Capital U.S. Aggregate Bond Index returned about 2%, while high-yield bonds, as measured by the Barclays Capital U.S. Corporate High Yield Bond Index, returned about 30%.

Despite some murmurs in the market about longer-term inflation risks, the Federal Reserve in recent months unveiled plans to purchase Treasury and mortgage-backed securities. The Fed hoped to drive up the securities’ prices and push down yields, and thus keep borrowing costs, such as mortgage rates, low. Government initiatives also helped bring down municipal bond yields, which earlier in the period were higher than those of Treasuries, a reversal in the traditional relationship between taxable and tax-exempt yields. For the six months, the tax-exempt bond market returned more than 6%.

The Fed kept the target for short-term interest rates at an all-time low of 0% to 0.25% throughout the period.

Long holdings lagged short-sale portfolio

The Market Neutral Fund has two portfolios: stocks the fund’s advisors hold because of their potential for capital appreciation and stocks sold short because they appear to be overvalued. When equities began to bounce back from the depths reached in 2008 and early 2009, the stocks chosen for the long portfolio in the Market Neutral Fund underperformed the stocks sold short. This performance mismatch was especially evident in the financial and energy sectors.

Although the dollar value of the fund’s long and short holdings in the financial sector was nearly in balance, the long holdings posted a double-digit loss while the stocks sold short had a positive return. This reflected, in part, the advisors’ preference for high-quality securities. As credit markets began to ease, investor assessments of many financial companies—especially those that were able to shore up their capital structures—improved. The shift in sentiment ignited a rally in the stocks of relatively weak companies with lower credit ratings and higher risk, which tend to be stocks that the advisors sell short.

In energy, the fund’s long positions advanced only about half as much as the stocks that were sold short. The fund’s net short position in the energy sector also detracted from performance, especially when oil prices rose significantly during the second quarter. Some oil field equipment and services providers represented in the short portfolio benefited from higher prices that signaled a pickup in exploration and production activity.

Bright spots included the fund’s sizable holdings of information technology and consumer discretionary stocks, which were among the broad market’s best performers as consumers gained confidence that the worst of the economic recession may be over.

For more discussion of each advisor’s approach, please see the Advisors’ Report that follows.

Diversification pays off in the long run

Stocks and bonds have tested investor confidence, and patience, in recent times, as they have throughout history. That’s one reason some investor portfolios include “alternative investments”—for example, commodities, real estate, and strategies such as market-neutral investing—that offer the potential for returns independent of traditional stock and bond markets.

As with any active investment strategy, success with alternative investments can be highly dependent on manager skill. For market-neutral funds—which seek to generate positive returns regardless of stock market results—success depends not only on the selection and performance of the stocks held in the portfolio but also the stocks sold short. When stock prices are on the upswing, the fund’s short positions are likely to lose money and hold back fund performance compared with the long-only marketplace. This is the trade-off for trying to achieve some downside protection when markets are falling.

Given the markets’ inevitable swings, investors should evaluate the performance of any investment over the long run, not based on whether short-term results are rewarding or discouraging. And Vanguard always counsels you to focus on the time-tested principles of balance and diversification, both within and across asset classes, in developing a portfolio consistent with your goals, time horizon, and tolerance for risk. When included in such a portfolio, Vanguard Market Neutral Fund—managed by two experienced advisors, each with distinct stock-selection strategies—can help improve the overall portfolio’s risk-return profile.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

July 20, 2009

Advisors’ Report

In the first six months of 2009, Vanguard Market Neutral Fund returned about –9%. Your fund is managed by two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment and of how the portfolio’s positioning reflected this assessment. This report was prepared on July 21, 2009.

AXA Rosenberg Investment Management LLC

Portfolio Manager:

William E. Ricks

Americas Chief Investment Officer

The significant reversal in equity market performance and the sudden shift in investor sentiment, from risk-averse to risk-embracing, presented a challenging market environment for our investment process during the first six months of 2009.

The biggest performance driver during this period was the extraordinary returns of stocks with low trailing momentum (as measured by our Relative Strength risk-exposure indicator). The outperformance

Vanguard Market Neutral Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
AXA Rosenberg	48	38	Builds a portfolio based on fundamental analysis using
Investment Management			a two-part quantitative model that considers valuations
LLC			and earnings forecasts.
Vanguard Quantitative	46	38	Conducts quantitative management using models that
Equity Group			assess valuation, marketplace sentiment, and balance-
			sheet characteristics of companies as compared with
			their peers.
Cash Investments	6	5	The fund’s daily cash balance may be invested in one
			or more Vanguard CMT Funds, which are very low-cost
			money market funds. Each advisor may also maintain
			a modest cash position.

of these beaten-down stocks was at a level virtually unseen in the last few decades. These stocks historically have poor fundamentals—a weak earnings yield and negative change in forward earnings—and tend not to be favored by our investment process. Our exposure along this dimension was fairly modest, yet the impact on overall portfolio performance was pronounced given these stocks’ outsized returns.

The uncertain earnings environment prompted us to maintain a modestly more defensive posture. This strategy favored select companies in health care, consumer staples, and information technology with favorable valuations and stable earnings, but these holdings trailed the more speculative, more volatile stocks that led the March rally. In financials, we maintained a consistent net long exposure with mixed results at the individual stock level. While long positions in JPMorgan Chase and State Street contributed to performance, they were more than offset by the weak showings of Wells Fargo, U.S. Bancorp, and PNC Financial Services Group, which detracted from performance as they failed to maintain their positive trend and succumbed to renewed worries about the economy.

We increased our active weights in technology, which helped our portfolio. Positive contributors included Hewlett-Packard, Oracle, and IBM, as the market expected companies to increase their spending on technology in order to replace and upgrade aging equipment.

In contrast, we decreased active weights in oil exploration and production, integrated oil, and biotechnology companies. Unfortunately, our consistent net short exposure to oil-related sectors was a drag on performance. A net short position in oil services companies, specifically Schlumberger, impaired the strategy’s performance as stock prices increased over the period despite their negative earnings trends.

We believe our focus on earnings will serve us well in the coming months. In most market environments, investors actively reconcile the earnings generated by stocks with the price paid to participate in those earnings. Our focus on creating an earnings advantage in the portfolio should keep us in good standing as the market works through the challenges that appear on the horizon.

Vanguard Quantitative Equity Group

Portfolio Manager:

James D. Troyer, CFA, Principal

We build our portfolio from the pool of stocks in the Russell 1000 Index, which returned 4.32% in the first half of 2009. After returning –10.45% in the first quarter, the index rebounded with a 16.50% return in the second quarter. Within the overall market, growth stocks continued to outperform more value-oriented names: The Russell 1000 Growth Index returned 11.53% for the six months compared with –2.87% for the Russell 1000 Value Index. For our value-oriented process, this created a head-wind that has been difficult to overcome, although the second quarter was more favorable as the growth and value indexes had similar returns. Reflecting the market’s shift, our model’s performance improved in the second quarter.

Our best-performing holdings were Ford Motor (which more than doubled during the time we held it), Temple-Inland (+150%) and Health Management Associates (up 150%). Offsetting these successes, our portfolio was short Sun Microsystems and Prudential, which both then had significant price gains.

The magnitude of these individual stock returns—each at least 150%—compared with our disheartening overall performance highlights the fact that a quantitative strategy such as ours is not about specific stocks. Rather, it is about the results that come from averaging the returns of a large number of stocks. Ford’s rise was stellar, yet—since our goal is to take many small stakes—our average position in Ford was slightly less than 0.3%, yielding a modest positive contribution to our portfolio’s return. At the same time, our small short position in Sun Microsystems, whose stock price then rose by 150%, generated a loss. The net effect of these two positions was a very slight gain for our portfolio.

This example illustrates that we seek to minimize the effects of individual stocks on the portfolio; instead, we attempt to capture the average return of a large basket of names. We designed our process to exploit the tendency of stocks that have attractive growth prospects and are trading at low valuations to—on average—outperform other stocks over longer-term time horizons. We are confident that this tendency will reassert itself in the market and will reward patient investors in the coming years.

Market Neutral Fund

Fund Profile

As of June 30, 2009

Portfolio Characteristics

Turnover Rate[1]	136%
Short-Term Reserves	36.1%

Investment Characteristics
	Long	Short
	Portfolio	Portfolio
Number of Stocks	277	267
Median Market Cap	$8.5B	$10.9B
Price/Earnings Ratio	14.4x	50.4x
Price/Book Ratio	2.0x	2.0x
Return on Equity	20.5%	19.2%
Earnings Growth Rate	14.4%	13.5%
Foreign Holdings	0.2%	0.2%

Expense Ratios[2]
	Investor	Institutional
	Shares	Shares
Management and
Administrative Expenses	0.50%	0.40%
Dividend Expense on
Securities Sold Short[3]	1.67	1.67
Total	2.17%	2.07%

Sector Diversification (% of equity exposure)
	Long	Short
	Portfolio	Portfolio
Consumer Discretionary	14.4%	10.6%
Consumer Staples	10.3	7.0
Energy	5.2	12.5
Financials	14.3	13.7
Health Care	13.1	10.4
Industrials	13.2	14.4
Information Technology	20.1	16.6
Materials	4.4	8.7
Telecommunication Services	0.8	1.3
Utilities	4.2	4.8

Volatility Measures[4]
Fund Versus
S&P 500 Index
R-Squared	0.01
Beta	0.04

1 Annualized.

2 The expense ratios shown are from the prospectus dated April 28, 2009, and were based on expenses incurred during the fund’s most recent fiscal year. For the six months ended June 30, 2009, the annualized expense ratios were: for Investor Shares, 2.84% (0.41% management and administrative expenses plus 1.57% dividend expense on securities sold short plus 0.86% borrowing expense on securities sold short); for Institutional Shares, 2.74% (0.31% management and administrative expenses plus 1.57% dividend expense on securities sold short plus 0.86% borrowing expense on securities sold short).

3 When a cash dividend is declared on a stock the fund has sold short, the fund is required to pay an amount equal to that dividend to the lender of the stock. Although the payment of the dividend amount reduces the return of the short sale transaction, SEC rules call for the inclusion of such payments in the fund’s operating expenses.

4 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

Market Neutral Fund

Ten Largest Holdings[1] (% of total net assets)
Long Portfolio

Bristol-Myers Squibb Co.	pharmaceuticals	1.7%
International Business
Machines Corp.	computer hardware	1.7
Oracle Corp.	systems software	1.6
Hewlett-Packard Co.	computer hardware	1.6
Gilead Sciences, Inc.	biotechnology	1.6
Microsoft Corp.	systems software	1.5
The Walt Disney Co.	movies and
	entertainment	1.3
Lockheed Martin Corp.	aerospace
	and defense	1.2
JPMorgan Chase & Co.	other diversified
	financial services	1.2
Baxter International, Inc.	health care
	equipment	1.1
Top Ten		14.5%

Ten Largest Holdings[1] (% of total net assets)
Short Portfolio

Citigroup Inc.	other diversified
	financial services	2.3%
Google Inc.	internet software
	and services	1.7
The Procter & Gamble Co.	household products	1.6
Schlumberger Ltd.	oil and gas
	equipment
	and services	1.6
Intel Corp.	semiconductors	1.5
News Corp., Class A	movies and
	entertainment	1.4
ExxonMobil Corp.	integrated oil
	and gas	1.2
3M Co.	industrial
	conglomerates	1.2
Eli Lilly & Co.	pharmaceuticals	1.1
Devon Energy Corp.	oil and gas
	exploration
	and production	1.1
Top Ten		14.7%

1 The holdings listed exclude any temporary cash investments and equity index products. See the Glossary.

Market Neutral Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 31, 1998–June 30, 2009

Average Annual Total Returns: Periods Ended June 30, 2009

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[2]	11/11/1998	–15.99%	2.78%	3.00%
Institutional Shares[2]	10/19/1998	–15.91	3.00	3.26

1 Six months ended June 30, 2009.

2 Total returns do not reflect the 2% fee assessed until November 30, 2007, on redemptions of shares purchased within 30 days or the 1% fee assessed beginning December 1, 2007, on redemptions of shares held less than one year.

Note: See Financial Highlights tables for dividend and capital gains information.

Market Neutral Fund

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks—Long Positions (84.1%)
Consumer Discretionary (12.1%)
†	The Walt Disney Co.	45,400	1,059
* †	Amazon.com, Inc.	8,400	703
* †	AutoZone Inc.	4,100	620
†	Darden Restaurants Inc.	11,500	379
†	Sherwin-Williams Co.	6,000	322
* †	DISH Network Corp.	18,500	300
†	Limited Brands, Inc.	22,900	274
	Coach, Inc.	8,900	239
†	The Gap, Inc.	13,600	223
†	WABCO Holdings Inc.	12,600	223
†	Ross Stores, Inc.	5,700	220
†	Wyndham Worldwide Corp.	17,600	213
†	McDonald’s Corp.	3,700	213
* †	Jarden Corp.	11,100	208
†	Advance Auto Parts, Inc.	5,000	207
†	Phillips-Van Heusen Corp.	7,200	207
†	Home Depot, Inc.	8,400	198
* †	Ford Motor Co.	32,600	198
†	Whirlpool Corp.	4,600	196
†	RadioShack Corp.	14,000	195
* †	Apollo Group, Inc. Class A	2,700	192
†	Snap-On Inc.	6,600	190
†	H & R Block, Inc.	10,800	186
* †	Interpublic Group
	of Cos., Inc.	36,700	185
†	Comcast Corp. Class A	12,500	181
* †	Priceline.com, Inc.	1,600	178
* †	Big Lots Inc.	8,100	170
†	Pulte Homes, Inc.	19,000	168
†	Family Dollar Stores, Inc.	5,900	167
* †	Dollar Tree, Inc.	3,600	152
†	Foot Locker, Inc.	13,200	138
* †	GameStop Corp. Class A	5,900	130
†	MDC Holdings, Inc.	4,000	120
†	Weight Watchers
	International, Inc.	4,500	116
†	International Speedway Corp.	4,300	110

			Market
			Value•
		Shares	($000)
* †	Discovery
	Communications Inc.
	Class A	4,600	104
* †	Warner Music Group Corp.	16,600	97
*	Expedia, Inc.	6,000	91
†	PetSmart, Inc.	4,200	90
	Hasbro, Inc.	3,600	87
†	Macy’s Inc.	7,300	86
	Newell Rubbermaid, Inc.	7,500	78
†	D. R. Horton, Inc.	8,000	75
†	Yum! Brands, Inc.	2,200	73
†	Centex Corp.	7,600	64
	Brinker International, Inc.	2,500	43
†	Meredith Corp.	1,500	38
* †	Federal-Mogul Corp.	3,700	35
†	The McGraw-Hill Cos., Inc.	900	27
*	Chipotle Mexican Grill, Inc.	300	24
	KB Home	1,300	18
†	John Wiley & Sons Class A	500	17
	Carnival Corp.	200	5
			9,832
Consumer Staples (8.6%)
†	Walgreen Co.	24,000	706
†	Colgate-Palmolive Co.	9,600	679
†	Kellogg Co.	13,520	630
†	ConAgra Foods, Inc.	26,200	499
†	The Clorox Co.	6,300	352
†	H.J. Heinz Co.	9,700	346
†	Lorillard, Inc.	4,800	325
†	Kimberly-Clark Corp.	6,000	315
* †	Dean Foods Co.	14,700	282
†	Del Monte Foods Co.	26,600	250
†	Avon Products, Inc.	8,300	214
†	Alberto-Culver Co.	8,000	203
†	Archer-Daniels-Midland Co.	7,500	201
†	Sara Lee Corp.	20,200	197
* †	Dr. Pepper Snapple
	Group, Inc.	9,000	191
†	The Pepsi Bottling Group, Inc.	5,600	189
†	The Hershey Co.	4,900	176

Market Neutral Fund

			Market
			Value•
		Shares	($000)
†	Campbell Soup Co.	5,900	174
* †	Energizer Holdings, Inc.	3,300	172
†	The Estee Lauder
	Cos. Inc. Class A	4,400	144
†	Tyson Foods, Inc.	10,700	135
* †	Ralcorp Holdings, Inc.	2,200	134
†	CVS Caremark Corp.	4,200	134
†	The Kroger Co.	4,900	108
* †	BJ’s Wholesale Club, Inc.	3,100	100
* †	Bare Escentuals, Inc.	10,200	90
†	Philip Morris International Inc.	1,600	70
†	Wal-Mart Stores, Inc.	300	15
			7,031
Energy (4.3%)
†	Chevron Corp.	10,700	709
* †	Southwestern Energy Co.	11,900	462
* †	Pride International, Inc.	8,400	211
†	Marathon Oil Corp.	6,800	205
†	Teekay Shipping Corp.	9,600	202
* †	Oil States International, Inc.	7,800	189
†	ENSCO International, Inc.	5,400	188
†	Overseas
	Shipholding Group Inc.	5,200	177
* †	SEACOR Holdings Inc.	2,300	173
†	Helmerich & Payne, Inc.	5,200	161
†	Sunoco, Inc.	6,900	160
†	Peabody Energy Corp.	5,300	160
	Diamond Offshore
	Drilling, Inc.	1,900	158
†	Tesoro Corp.	12,000	153
†	CONSOL Energy, Inc.	4,200	143
*	Plains Exploration &
	Production Co.	2,900	79
			3,530
Financials (10.1%)
†	JPMorgan Chase & Co.	29,300	999
†	The Travelers Cos., Inc.	20,900	858
†	State Street Corp.	14,600	689
†	Wells Fargo & Co.	24,400	592
†	U.S. Bancorp	19,100	342
†	Everest Re Group, Ltd.	4,100	293
†	Northern Trust Corp.	5,400	290
* †	TD Ameritrade Holding Corp.	12,500	219
†	The Hanover
	Insurance Group Inc.	5,700	217
†	Ameriprise Financial, Inc.	8,758	213
†	American Financial Group, Inc.	9,800	211
†	The Chubb Corp.	5,300	211
†	Torchmark Corp.	5,700	211
†	Hudson City Bancorp, Inc.	15,800	210
†	Federated Investors, Inc.	8,500	205
* †	Progressive Corp. of Ohio	13,500	204
†	Bank of New York
	Mellon Corp.	6,900	202
†	AFLAC Inc.	6,500	202

				Market
				Value•
			Shares	($000)
	†	Bank of Hawaii Corp.	5,500	197
	†	Unum Group	12,300	195
	†	PNC Financial
		Services Group	4,500	175
	†	Moody’s Corp.	6,500	171
	†	Raymond James
		Financial, Inc.	8,700	150
	†	PartnerRe Ltd.	2,200	143
	†	Willis Group Holdings Ltd.	5,200	134
	†	The Goldman Sachs Group, Inc.	900	133
	†	BB&T Corp.	4,900	108
	†	New York
		Community Bancorp, Inc.	8,000	86
	†	Allied World Assurance
		Holdings, Ltd.	1,700	69
	†	MGIC Investment Corp.	15,300	67
*		Jefferies Group, Inc.	2,400	51
	†	Lincoln National Corp.	2,500	43
*		MBIA, Inc.	6,400	28
	†	Cullen/Frost Bankers, Inc.	500	23
	†	Axis Capital Holdings Ltd.	800	21
	†	Capital One Financial Corp.	800	18
*	†	Nasdaq OMX Group, Inc.	700	15
*		Conseco, Inc.	3,900	9
				8,204
Health Care (11.0%)
	†	Bristol-Myers Squibb Co.	68,100	1,383
*	†	Gilead Sciences, Inc.	27,200	1,274
	†	Baxter International, Inc.	16,400	869
*	†	Express Scripts Inc.	11,500	791
	†	Pfizer Inc.	24,000	360
	†	Cardinal Health, Inc.	10,800	330
	†	Omnicare, Inc.	12,300	317
*	†	Mylan Inc.	19,100	249
*	†	Watson Pharmaceuticals, Inc.	7,100	239
*	†	DaVita, Inc.	4,800	237
	†	Quest Diagnostics, Inc.	4,200	237
*	†	Forest Laboratories, Inc.	9,400	236
*	†	Mettler-Toledo
		International Inc.	2,900	224
	†	AmerisourceBergen Corp.	12,000	213
*	†	Lincare Holdings, Inc.	9,000	212
*	†	LifePoint Hospitals, Inc.	7,800	205
*	†	Community Health
		Systems, Inc.	8,000	202
*	†	Millipore Corp.	2,800	197
*	†	Biogen Idec Inc.	4,300	194
	†	The Cooper Companies, Inc.	7,500	185
	†	IMS Health, Inc.	14,100	179
*	†	Health Management
		Associates Class A	34,400	170
	†	Beckman Coulter, Inc.	2,600	149
*	†	Amgen Inc.	2,600	138
*	†	Sepracor Inc.	3,900	68

Market Neutral Fund

			Market
			Value•
		Shares	($000)
* †	Endo Pharmaceuticals
	Holdings, Inc.	3,700	66
*	Hospira, Inc.	1,000	39
†	Techne Corp.	200	13
			8,976
Industrials (11.1%)
†	Lockheed Martin Corp.	12,400	1,000
†	General Dynamics Corp.	14,200	787
†	Raytheon Co.	17,500	778
†	Waste Management, Inc.	22,200	625
†	L-3 Communications
	Holdings, Inc.	7,700	534
†	Goodrich Corp.	8,800	440
†	Dover Corp.	12,500	414
†	C.H. Robinson Worldwide Inc.	7,500	391
†	Pitney Bowes, Inc.	15,000	329
†	Equifax, Inc.	10,600	277
†	W.W. Grainger, Inc.	2,900	237
* †	AGCO Corp.	7,700	224
†	Union Pacific Corp.	4,200	219
†	Fluor Corp.	4,200	215
†	The Dun & Bradstreet Corp.	2,600	211
†	Norfolk Southern Corp.	5,600	211
†	J.B. Hunt Transport
	Services, Inc.	6,900	211
†	Joy Global Inc.	5,400	193
†	Flowserve Corp.	2,700	188
†	Northrop Grumman Corp.	4,000	183
* †	Delta Air Lines Inc.	28,400	164
†	GATX Corp.	6,200	159
* †	URS Corp.	3,000	149
†	The Brink’s Co.	5,000	145
†	ITT Industries, Inc.	3,200	142
†	Ryder System, Inc.	3,500	98
	Masco Corp.	9,800	94
	Manpower Inc.	2,200	93
†	Rockwell Collins, Inc.	2,100	88
* †	Kirby Corp.	2,600	83
*	Hertz Global Holdings Inc.	7,900	63
†	Copa Holdings SA Class A	1,300	53
* †	Corrections Corp. of America	2,500	42
			9,040
Information Technology (17.1%)
†	International Business
	Machines Corp.	13,000	1,357
†	Oracle Corp.	61,400	1,315
†	Hewlett-Packard Co.	34,000	1,314
†	Microsoft Corp.	51,900	1,234
†	Visa Inc.	10,500	654
* †	Computer Sciences Corp.	14,200	629
†	CA, Inc.	19,100	333
†	QUALCOMM Inc.	7,100	321
* †	Fiserv, Inc.	6,500	297
* †	BMC Software, Inc.	8,400	284
†	Harris Corp.	8,500	241

			Market
			Value•
		Shares	($000)
* †	Genpact, Ltd.	19,900	234
* †	Tech Data Corp.	7,100	232
†	Intel Corp.	13,600	225
* †	Ingram Micro, Inc. Class A	12,700	222
†	Accenture Ltd.	6,600	221
* †	SAIC, Inc.	11,900	221
* †	Teradata Corp.	9,400	220
†	Xilinx, Inc.	10,500	215
†	Diebold, Inc.	8,000	211
* †	Marvell Technology
	Group Ltd.	18,000	210
* †	Cisco Systems, Inc.	11,200	209
* †	Dolby Laboratories Inc.	5,600	209
* †	Sohu.com Inc.	3,300	207
* †	NCR Corp.	17,500	207
†	Altera Corp.	12,400	202
* †	QLogic Corp.	15,700	199
†	Xerox Corp.	29,900	194
* †	Hewitt Associates, Inc.	6,500	194
* †	Alliance Data Systems Corp.	4,600	189
* †	Lexmark International, Inc.	11,300	179
* †	Compuware Corp.	25,700	176
†	Broadridge Financial
	Solutions LLC	10,500	174
* †	Affiliated Computer
	Services, Inc. Class A	3,400	151
* †	Amdocs Ltd.	7,000	150
* †	Symantec Corp.	9,600	149
	Maxim Integrated
	Products, Inc.	8,700	136
†	Seagate Technology	11,800	123
* †	Broadcom Corp.	4,500	112
* †	Synopsys, Inc.	5,500	107
* †	Micron Technology, Inc.	20,400	103
* †	Metavante Technologies	3,800	98
*	SanDisk Corp.	6,300	93
*	Avnet, Inc.	4,000	84
* †	FLIR Systems, Inc.	1,700	38
* †	Harris Stratex
	Networks, Inc. Class A	2,111	14
			13,887
Materials (3.7%)
†	Dow Chemical Co.	24,500	395
†	Airgas, Inc.	8,300	336
†	FMC Corp.	6,800	322
†	Ball Corp.	5,100	230
†	Greif Inc. Class A	4,600	203
	PPG Industries, Inc.	4,600	202
†	United States Steel Corp.	5,400	193
†	Celanese Corp. Series A	8,000	190
* †	Pactiv Corp.	8,600	187
†	Monsanto Co.	2,400	178
†	Eastman Chemical Co.	4,300	163
†	Cliffs Natural Resources Inc.	5,600	137
	E.I. du Pont de Nemours & Co.	4,100	105

Market Neutral Fund

			Market
			Value•
		Shares	($000)
†	Bemis Co., Inc.	3,400	86
	International Paper Co.	3,500	53
			2,980
Other (2.0%)
1	Miscellaneous Securities		1,597

Telecommunication Services (0.6%)
†	CenturyTel, Inc.	4,100	126
†	Windstream Corp.	14,800	124
	Telephone &
	Data Systems, Inc.	3,000	85
†	Qwest Communications
	International Inc.	15,300	63
* †	Sprint Nextel Corp.	12,800	62
* †	Level 3 Communications, Inc.	39,300	59
*	U.S. Cellular Corp.	100	4
			523
Utilities (3.5%)
†	PG&E Corp.	16,900	650
†	Sempra Energy	4,600	228
†	NiSource, Inc.	18,900	220
†	CMS Energy Corp.	18,000	217
†	American Electric
	Power Co., Inc.	7,500	217
†	Atmos Energy Corp.	8,600	215
* †	Mirant Corp.	13,100	206
†	Exelon Corp.	4,000	205
†	UGI Corp. Holding Co.	7,400	189
†	FirstEnergy Corp.	4,800	186
†	DTE Energy Co.	5,800	186
*	AES Corp.	12,500	145
	DPL Inc.	900	21
			2,885
Total Common Stocks—Long Positions
(Cost $66,995)			68,485
Common Stocks Sold Short (–75.6%)
Consumer Discretionary (–8.0%)
	News Corp., Class A	(125,000)	(1,139)
*	Bed Bath & Beyond, Inc.	(7,300)	(224)
	Johnson Controls, Inc.	(10,200)	(222)
	Mattel, Inc.	(13,700)	(220)
*	O’Reilly Automotive, Inc.	(5,700)	(217)
*	Starbucks Corp.	(15,400)	(214)
	Staples, Inc.	(10,500)	(212)
*	LKQ Corp.	(12,800)	(211)
	Target Corp.	(5,200)	(205)
	American Eagle
	Outfitters, Inc.	(14,300)	(203)
	Marriott International, Inc.
	Class A	(9,133)	(202)
	McDonald’s Corp.	(3,400)	(195)
	Harman International
	Industries, Inc.	(10,100)	(190)
	Williams-Sonoma, Inc.	(15,900)	(189)

			Market
			Value•
		Shares	($000)
	Fortune Brands, Inc.	(5,200)	(181)
*	Dick’s Sporting Goods, Inc.	(10,400)	(179)
	Best Buy Co., Inc.	(5,300)	(177)
	Time Warner Inc.	(6,933)	(175)
	The Walt Disney Co.	(7,300)	(170)
*	Ascent Media Corp.	(6,400)	(170)
*	Urban Outfitters, Inc.	(7,700)	(161)
*	Mohawk Industries, Inc.	(4,500)	(161)
	Scripps Networks Interactive	(5,200)	(145)
	International Game
	Technology	(7,000)	(111)
	Washington Post Co. Class B	(300)	(106)
	Abercrombie & Fitch Co.	(4,000)	(102)
	The Stanley Works	(3,000)	(102)
*	ITT Educational Services, Inc.	(900)	(91)
	DeVry, Inc.	(1,700)	(85)
*	Scientific Games Corp.	(4,700)	(74)
*	Brink’s Home
	Security Holdings, Inc.	(2,600)	(74)
	Garmin Ltd.	(2,800)	(67)
	Newell Rubbermaid, Inc.	(5,900)	(61)
	Tim Hortons, Inc.	(2,500)	(61)
*	Expedia, Inc.	(3,600)	(54)
*	NVR, Inc.	(100)	(50)
*	Toll Brothers, Inc.	(2,900)	(49)
	Gentex Corp.	(3,500)	(41)
*	The Goodyear Tire &
	Rubber Co.	(1,500)	(17)
			(6,507)
Consumer Staples (–5.3%)
	The Procter & Gamble Co.	(25,500)	(1,303)
	J.M. Smucker Co.	(5,100)	(248)
*	NBTY, Inc.	(8,100)	(228)
	Sara Lee Corp.	(23,200)	(226)
	Hormel Foods Corp.	(6,500)	(224)
	The Coca-Cola Co.	(4,600)	(221)
	The Estee Lauder Cos. Inc.
	Class A	(6,600)	(216)
	Tyson Foods, Inc.	(16,700)	(211)
	Church & Dwight, Inc.	(3,600)	(196)
	Altria Group, Inc.	(11,200)	(184)
	Kimberly-Clark Corp.	(3,400)	(178)
	Bunge Ltd.	(2,900)	(175)
	Kellogg Co.	(3,400)	(158)
	SUPERVALU Inc.	(9,600)	(124)
	Molson Coors Brewing Co.
	Class B	(2,700)	(114)
	Walgreen Co.	(3,300)	(97)
	PepsiCo, Inc.	(1,400)	(77)
	McCormick & Co., Inc.	(1,700)	(55)
	Reynolds American Inc.	(1,200)	(46)
	Costco Wholesale Corp.	(900)	(41)
			(4,322)
Energy (–9.5%)
	Schlumberger Ltd.	(24,000)	(1,299)
	ExxonMobil Corp.	(14,200)	(993)

Market Neutral Fund

			Market
			Value•
		Shares	($000)
	Devon Energy Corp.	(16,100)	(877)
	Apache Corp.	(8,900)	(642)
	Hess Corp.	(11,200)	(602)
	Occidental Petroleum Corp.	(7,200)	(474)
	Spectra Energy Corp.	(21,100)	(357)
*	Newfield Exploration Co.	(10,600)	(346)
	El Paso Corp.	(21,500)	(198)
	Range Resources Corp.	(4,700)	(195)
	Pioneer Natural Resources Co.	(7,600)	(194)
*	Petrohawk Energy Corp.	(8,600)	(192)
	Cabot Oil & Gas Corp.	(6,200)	(190)
	BJ Services Co.	(13,500)	(184)
*	CNX Gas Corp.	(7,000)	(184)
	Smith International, Inc.	(7,000)	(180)
	Peabody Energy Corp.	(5,700)	(172)
*	Ultra Petroleum Corp.	(4,400)	(172)
*	SandRidge Energy, Inc.	(9,800)	(83)
	Murphy Oil Corp.	(1,500)	(81)
*	Forest Oil Corp.	(5,100)	(76)
			(7,691)
Financials (–10.4%)
	Citigroup Inc.	(625,000)	(1,856)
	American Express Co.	(20,400)	(474)
*	IntercontinentalExchange Inc.	(3,800)	(434)
	T. Rowe Price Group Inc.	(8,800)	(367)
	AFLAC Inc.	(10,800)	(336)
	MetLife, Inc.	(10,400)	(312)
*	Leucadia National Corp.	(14,400)	(304)
	Franklin Resources, Inc.	(3,300)	(238)
	Legg Mason Inc.	(9,300)	(227)
	CNA Financial Corp.	(14,300)	(221)
	Invesco, Ltd.	(12,200)	(217)
	Mercury General Corp.	(6,500)	(217)
	Waddell & Reed
	Financial, Inc.	(8,200)	(216)
	Fidelity National
	Financial, Inc. Class A	(15,900)	(215)
	BlackRock, Inc.	(1,200)	(210)
	RenaissanceRe Holdings Ltd.	(4,500)	(209)
	Wesco Financial Corp.	(700)	(204)
	Loews Corp.	(7,400)	(203)
	Old Republic
	International Corp.	(20,500)	(202)
*	Markel Corp.	(700)	(197)
	Lazard Ltd. Class A	(6,700)	(180)
	Comerica, Inc.	(8,500)	(180)
	Fulton Financial Corp.	(30,100)	(157)
	Whitney Holdings Corp.	(14,500)	(133)
*	SLM Corp.	(10,700)	(110)
	Arthur J. Gallagher & Co.	(4,900)	(105)
	American National
	Insurance Co.	(1,300)	(98)
	W.R. Berkley Corp.	(4,500)	(97)
	Cincinnati Financial Corp.	(3,500)	(78)
	OCH-Ziff Capital
	Management Group	(8,200)	(73)

			Market
			Value•
		Shares	($000)
	Discover Financial Services	(6,700)	(69)
	KeyCorp	(12,000)	(63)
	Commerce Bancshares, Inc.	(1,900)	(60)
	Eaton Vance Corp.	(1,900)	(51)
	Erie Indemnity Co. Class A	(1,300)	(46)
	People’s United
	Financial Inc.	(2,400)	(36)
	Brown & Brown, Inc.	(900)	(18)
	Washington Federal Inc.	(1,200)	(16)
	Wilmington Trust Corp.	(700)	(10)
	Prudential Financial, Inc.	(200)	(7)
	Astoria Financial Corp.	(700)	(6)
			(8,452)
Health Care (–7.8%)
	Eli Lilly & Co.	(25,800)	(894)
*	Celgene Corp.	(14,000)	(670)
	Medtronic, Inc.	(13,400)	(468)
*	Boston Scientific Corp.	(24,000)	(243)
*	Vertex Pharmaceuticals, Inc.	(6,800)	(242)
*	St. Jude Medical, Inc.	(5,800)	(238)
*	VCA Antech, Inc.	(8,500)	(227)
*	Covance, Inc.	(4,600)	(226)
	Stryker Corp.	(5,500)	(219)
*	Patterson Companies, Inc.	(9,900)	(215)
*	Health Net Inc.	(13,700)	(213)
	DENTSPLY International Inc.	(6,900)	(211)
*	Zimmer Holdings, Inc.	(4,900)	(209)
*	King Pharmaceuticals, Inc.	(21,200)	(204)
	Allergan, Inc.	(4,200)	(200)
*	Intuitive Surgical, Inc.	(1,200)	(196)
	Cardinal Health, Inc.	(6,200)	(189)
*	BioMarin Pharmaceutical Inc.	(11,700)	(183)
*	Coventry Health Care Inc.	(9,600)	(180)
*	Genzyme Corp.	(3,100)	(173)
*	Abraxis BioScience	(3,400)	(125)
*	Gilead Sciences, Inc.	(2,600)	(122)
	Perrigo Co. (U.S.Shares)	(3,800)	(106)
*	Kinetic Concepts, Inc.	(3,600)	(98)
	PerkinElmer, Inc.	(5,100)	(89)
*	Edwards Lifesciences Corp.	(1,300)	(88)
*	Alexion Pharmaceuticals, Inc.	(1,900)	(78)
*	Myriad Genetics, Inc.	(2,100)	(75)
*	Myriad Pharmaceuticals Inc.	(525)	(2)
			(6,383)
Industrials (–10.9%)
	3M Co.	(15,800)	(950)
	United Parcel Service, Inc.	(17,500)	(875)
	The Boeing Co.	(20,500)	(871)
	Caterpillar, Inc.	(23,200)	(767)
	Eaton Corp.	(9,100)	(406)
	Deere & Co.	(9,500)	(380)
	Robert Half
	International, Inc.	(13,700)	(324)
	Con-way, Inc.	(6,700)	(237)
	Illinois Tool Works, Inc.	(6,000)	(224)

Market Neutral Fund

			Market
			Value•
		Shares	($000)
	Republic Services, Inc.
	Class A	(8,900)	(217)
	Danaher Corp.	(3,500)	(216)
	Fluor Corp.	(4,200)	(215)
	IDEX Corp.	(8,600)	(211)
*	FTI Consulting, Inc.	(4,000)	(203)
	Landstar System, Inc.	(5,600)	(201)
	FedEx Corp.	(3,600)	(200)
*	Kansas City Southern	(12,200)	(197)
	Graco, Inc.	(8,900)	(196)
*	McDermott
	International, Inc.	(9,400)	(191)
*	BE Aerospace, Inc.	(12,900)	(185)
	Southwest Airlines Co.	(26,900)	(181)
	Ingersoll-Rand Co.	(8,100)	(169)
	Masco Corp.	(15,300)	(147)
	Flowserve Corp.	(1,900)	(133)
	Roper Industries Inc.	(2,900)	(131)
*	Monster Worldwide Inc.	(9,700)	(115)
*	Stericycle, Inc.	(2,000)	(103)
	The Corporate
	Executive Board Co.	(4,900)	(102)
*	Terex Corp.	(8,400)	(101)
	Cintas Corp.	(4,200)	(96)
	Avery Dennison Corp.	(3,600)	(92)
	Alexander & Baldwin, Inc.	(3,100)	(73)
	Steelcase Inc.	(12,200)	(71)
*	Copart, Inc.	(900)	(31)
*	Iron Mountain, Inc.	(800)	(23)
			(8,834)
Information Technology (–12.5%)
*	Google Inc.	(3,340)	(1,408)
	Intel Corp.	(72,700)	(1,203)
*	Yahoo! Inc.	(50,900)	(797)
*	Apple Inc.	(5,100)	(726)
	Corning, Inc.	(43,200)	(694)
*	Dell Inc.	(17,000)	(233)
*	Cognizant Technology
	Solutions Corp.	(8,400)	(224)
*	Intuit, Inc.	(7,900)	(222)
	QUALCOMM Inc.	(4,900)	(221)
*	Electronic Arts Inc.	(10,100)	(219)
	National Instruments Corp.	(9,700)	(219)
*	Activision Blizzard, Inc.	(17,300)	(218)
*	Citrix Systems, Inc.	(6,800)	(217)
*	NVIDIA Corp.	(19,000)	(214)
*	Tyco Electronics Ltd.	(11,300)	(210)
*	Cadence Design
	Systems, Inc.	(35,500)	(209)
*	Agilent Technologies, Inc.	(10,000)	(203)
*	LAM Research Corp.	(7,800)	(203)
	Molex, Inc.	(13,000)	(202)
	Paychex, Inc.	(7,900)	(199)
	KLA-Tencor Corp.	(7,700)	(194)
	Applied Materials, Inc.	(17,500)	(192)
*	Ciena Corp.	(18,200)	(188)

			Market
			Value•
		Shares	($000)
	Global Payments Inc.	(5,000)	(187)
*	CommScope, Inc.	(6,700)	(176)
	Texas Instruments, Inc.	(6,300)	(134)
*	SanDisk Corp.	(8,900)	(131)
*	EchoStar Corp.	(8,100)	(129)
*	salesforce.com, inc.	(3,300)	(126)
*	Akamai Technologies, Inc.	(6,400)	(123)
*	Cisco Systems, Inc.	(6,300)	(117)
*	FLIR Systems, Inc.	(4,500)	(102)
*	MEMC Electronic
	Materials, Inc.	(5,400)	(96)
*	Itron, Inc.	(1,300)	(72)
*	Novellus Systems, Inc.	(3,300)	(55)
	MasterCard, Inc. Class A	(300)	(50)
*	ANSYS, Inc.	(1,500)	(47)
*	Teradyne, Inc.	(4,900)	(34)
*	Varian Semiconductor
	Equipment Associates, Inc.	(700)	(17)
			(10,211)
Materials (–6.6%)
	Freeport-McMoRan
	Copper & Gold, Inc.
	Class B	(16,800)	(842)
	Monsanto Co.	(9,700)	(721)
	Cliffs Natural Resources Inc.	(29,000)	(710)
	Nucor Corp.	(11,300)	(502)
	Alcoa Inc.	(46,300)	(478)
	Weyerhaeuser Co.	(13,400)	(408)
	Packaging Corp. of America	(13,100)	(212)
	Air Products &
	Chemicals, Inc.	(3,200)	(207)
	Commercial Metals Co.	(12,500)	(200)
	MeadWestvaco Corp.	(11,200)	(184)
	The Mosaic Co.	(3,700)	(164)
	PPG Industries, Inc.	(3,300)	(145)
	Southern Copper Corp.
	(U.S. Shares)	(6,500)	(133)
*	Crown Holdings, Inc.	(5,300)	(128)
	Allegheny Technologies Inc.	(2,300)	(80)
	Martin Marietta Materials, Inc.	(1,000)	(79)
	Newmont Mining Corp.
	(Holding Co.)	(1,800)	(74)
	RPM International, Inc.	(4,500)	(63)
*	Century Aluminum Co.	(2,400)	(15)
			(5,345)
Telecommunication Services (–1.0%)
*	American Tower Corp.
	Class A	(9,100)	(287)
	Telephone &
	Data Systems, Inc.	(6,300)	(178)
*	Leap Wireless
	International, Inc.	(4,300)	(142)
	Windstream Corp.	(10,600)	(89)
*	NII Holdings Inc.	(3,700)	(71)
*	SBA Communications Corp.	(1,100)	(27)

Market Neutral Fund

		Market
		Value•
	Shares	($000)
* Crown Castle
International Corp.	(1,000)	(24)
AT&T Inc.	(100)	(2)
		(820)
Utilities (–3.6%)
Dominion Resources, Inc.	(11,800)	(394)
EQT Corp.	(9,600)	(335)
Alliant Energy Corp.	(9,000)	(235)
MDU Resources Group, Inc.	(11,600)	(220)
Southern Co.	(7,000)	(218)
Constellation
Energy Group, Inc.	(7,800)	(207)
Northeast Utilities	(8,800)	(196)
Integrys Energy Group, Inc.	(6,200)	(186)
Allegheny Energy, Inc.	(7,200)	(185)
Pinnacle West Capital Corp.	(6,000)	(181)
Questar Corp.	(5,000)	(155)
Wisconsin Energy Corp.	(3,100)	(126)
Energen Corp.	(2,900)	(116)
NSTAR	(2,900)	(93)
CenterPoint Energy Inc.	(7,900)	(88)
National Fuel Gas Co.	(900)	(32)
		(2,967)
Total Common Stocks Sold Short
(Proceeds $58,106)		(61,532)
Temporary Cash Investment (32.4%)
Money Market Fund (32.4%)
2 Vanguard Market Liquidity
Fund, 0.395%
(Cost $26,319)	26,318,571	26,319
† Other Assets and Liabilities—
Net (59.1%)		48,077
Net Assets (100%)		81,349

At June 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	100,558
Accumulated Net Investment Losses	(553)
Accumulated Net Realized Losses	(16,720)
Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions	1,490
Investment Securities Sold Short	(3,426)
Net Assets	81,349

Investor Shares—Net Assets
Applicable to 6,762,588 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	67,169
Net Asset Value Per Share—
Investor Shares	$9.93

Institutional Shares—Net Assets
Applicable to 1,435,375 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	14,180
Net Asset Value Per Share—
Institutional Shares	$9.88

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.

† Long security positions with a value of $65,387,000 and cash of $42,287,000 have been segregated in connection with securities sold short.

1 Securities representing up to 5% of the market value of unaffiliated securities are permitted to be combined and reported as “miscellaneous securities” provided that they have been held for less than one year and not previously reported by name.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Statement of Assets and Liabilities

As of June 30, 2009

Market Value
($000)
Assets
Investment in Securities, Long Positions at Value
Common Stocks	68,485
Temporary Cash Investments	26,319
Cash Deposited with Broker for Short Positions	42,287
Receivables for Capital Shares Issued	1,511
Other Assets	4,418
Total Assets	143,020
Liabilities
Securities Sold Short, at Value	61,532
Other Liabilities	139
Total Liabilities	61,671
Net Assets (100%)	81,349

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Statement of Operations

Six Months Ended
June 30, 2009
($000)
Investment Income
Income
Dividends	802
Interest[1]	49
Total Income	851
Expenses
Investment Advisory Fees—Note B
Basic Fee	98
Performance Adjustment	(32)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	37
Management and Administrative—Institutional Shares	—
Marketing and Distribution—Investor Shares	12
Marketing and Distribution—Institutional Shares	3
Custodian Fees	42
Auditing Fees	1
Shareholders’ Reports and Proxies—Investor Shares	1
Shareholders’ Reports and Proxies—Institutional Shares	—
Dividend Expense on Securities Sold Short	647
Borrowing Expense on Securities Sold Short	559
Total Expenses	1.368
Net Investment Income (Loss)	(517)
Realized Net Gain (Loss)
Investment Securities—Long Positions	(14,924)
Investment Securities Sold Short	3,972
Futures Contracts	(23)
Realized Net Gain (Loss)	(10,975)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions	18,696
Investment Securities Sold Short	(15,485)
Futures Contracts	5
Change in Unrealized Appreciation (Depreciation)	3,216
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,276)

1 Interest income from an affiliated company of the fund was $49,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Statement of Changes in Net Assets

		April 1,
	Six Months Ended	2008, to	Year Ended
	June 30,	December 31,	March 31,
	2009	2008[1]	2008
	($000)	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income (Loss)	(517)	797	638
Realized Net Gain (Loss)	(10,975)	(1,034)	2,059
Change in Unrealized Appreciation (Depreciation)	3,216	(6,467)	(1,291)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(8,276)	(6,704)	1,406
Distributions
Net Investment Income
Investor Shares	(76)	(819)	(344)
Institutional Shares	(12)	(187)	(206)
Realized Capital Gain[2]
Investor Shares	—	(3,716)	(200)
Institutional Shares	—	(861)	(112)
Total Distributions	(88)	(5,583)	(862)
Capital Share Transactions
Investor Shares	1,422	37,746	35,479
Institutional Shares	(1,489)	7,271	1,704
Net Increase (Decrease) from Capital Share Transactions	(67)	45,017	37,183
Total Increase (Decrease)	(8,431)	32,730	37,727
Net Assets
Beginning of Period	89,780	57,050	19,323
End of Period[3]	81,349	89,780	57,050

1 The fund’s fiscal year-end changed from March 31 to December 31, effective December 31, 2008.

2 Includes short-term gain distributions totaling $0, $4,163,000, and $0, for fiscal periods ended June 30, 2009, December 31, 2008, and March 31, 2008, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($553,000), $52,000, and $244,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Financial Highlights

Investor Shares
	Six Months	April 1,
	Ended	2008, to
For a Share Outstanding	June 30,	Dec. 31,	Year Ended March 31,
Throughout Each Period	2009	2008[1]	2008[2]	2007	2006	2005	2004
Net Asset Value,
Beginning of Period	$10.97	$12.45	$12.19	$12.12	$11.46	$10.86	$11.61
Investment Operations
Net Investment Income (Loss)	(.063)	.084	.311[3]	.500	.220	(.040)[3]	(.100)[3]
Net Realized and
Unrealized Gain (Loss)
on Investments	(.965)	(.838)	.909	.060	.590	.640	(.650)
Total from
Investment Operations	(1.028)	(.754)	1.220	.560	.810	.600	(.750)
Distributions
Dividends from
Net Investment Income	(.012)	(.132)	(.607)	(.490)	(.150)	—	—
Distributions from
Realized Capital Gains	—	(.594)	(.353)	—	—	—	—
Total Distributions	(.012)	(.726)	(.960)	(.490)	(.150)	—	—
Net Asset Value,
End of Period	$9.93	$10.97	$12.45	$12.19	$12.12	$11.46	$10.86

Total Return[4]	–9.37%	–6.11%	10.15%	4.68%	7.09%	5.52%	–6.46%

Ratios/Supplemental Data
Net Assets,
End of Period (Millions)	$67	$73	$45	$9	$12	$13	$9
Ratio of Expenses to
Average Net Assets
Based on Total Expenses	2.84%[5]	2.13%[5]	3.09%	3.46%	3.31%	3.55%	3.51%
Net of Expenses
Waived/Reimbursed[2]	2.84%[5]	2.13%[5]	2.79%	2.98%	3.02%	3.26%	3.12%
Net of Expenses
Waived/Reimbursed and
Dividend and Borrowing
Expense on Securities
Sold Short	0.41%[5]	0.46%[5]	1.16%	1.54%	1.59%	1.61%	1.55%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(0.77%)[5]	1.15%[5]	2.69%	3.40%	2.14%	(0.33%)	(0.93%)
Portfolio Turnover Rate	136%[5]	161%	214%	169%	213%	180%	189%

1 The fund’s fiscal year-end changed from March 31 to December 31, effective December 31, 2008.

2 Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund reorganized into Vanguard Market Neutral Fund effective December 1, 2007. For periods prior to December 1, 2007, the fund’s advisor and other service providers had agreed to waive or reimburse certain of the fund’s expenses.

3 Calculated based on average shares outstanding.

4 Total returns do not reflect the 2% fee assessed until November 30, 2007, on redemptions of shares purchased within 30 days; the 1% fee assessed beginning December 1, 2007, on redemptions of shares held less than one year; or the account service fee that may be applicable to certain accounts with balances below $10,000.

5 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Financial Highlights

Institutional Shares
	Six Months	April 1,
	Ended	2008, to
For a Share Outstanding	June 30,	Dec. 31,	Year Ended March 31,
Throughout Each Period	2009	2008[1]	2008[2]	2007	2006	2005	2004
Net Asset Value,
Beginning of Period	$10.90	$12.39	$12.14	$12.08	$11.44	$10.80	$11.51
Investment Operations
Net Investment Income (Loss)	(.058)	.085	.390[3]	.600	.250	(.010)[3]	(.060)[3]
Net Realized and
Unrealized Gain (Loss)
on Investments	(.954)	(.846)	.864	—	.580	.650	(.650)
Total from
Investment Operations	(1.012)	(.761)	1.254	.600	.830	.640	(.710)
Distributions
Dividends from
Net Investment Income	(.008)	(.138)	(.651)	(.540)	(.190)	—	—
Distributions from
Realized Capital Gains	—	(.591)	(.353)	—	—	—	—
Total Distributions	(.008)	(.729)	(1.004)	(.540)	(.190)	—	—
Net Asset Value,
End of Period	$9.88	$10.90	$12.39	$12.14	$12.08	$11.44	$10.80

Total Return[4]	–9.29%	–6.20%	10.49%	4.98%	7.29%	5.93%	–6.17%

Ratios/Supplemental Data
Net Assets,
End of Period (Millions)	$14	$17	$12	$10	$20	$12	$20
Ratio of Expenses to
Average Net Assets
Based on Total Expenses	2.74%[5]	2.08%[5]	2.97%	3.07%	3.01%	3.23%	3.22%
Net of Expenses
Waived/Reimbursed[2]	2.74%[5]	2.08%[5]	2.56%	2.67%	2.71%	2.94%	2.82%
Net of Expenses
Waived/Reimbursed and
Dividend and Borrowing
Expense on Securities
Sold Short	0.31%[5]	0.41%[5]	0.93%	1.24%	1.24%	1.24%	1.25%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(0.67%)[5]	1.20%[5]	2.92%	3.68%	2.50%	(0.13%)	(0.57%)
Portfolio Turnover Rate	136%[5]	161%	214%	169%	213%	180%	189%

1 The fund’s fiscal year-end changed from March 31 to December 31, effective December 31, 2008.

2 Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund reorganized into Vanguard Market Neutral Fund effective December 1, 2007. For periods prior to December 1, 2007, the fund’s advisor and other service providers had agreed to waive or reimburse certain of the fund’s expenses.

3 Calculated based on average shares outstanding.

4 Total returns do not reflect the 2% fee assessed until November 30, 2007, on redemptions of shares purchased within 30 days or the 1% fee assessed beginning December 1, 2007, on redemptions of shares held less than one year.

5 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Notes to Financial Statements

Vanguard Market Neutral Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $5 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Short Sales: Short sales are the sales of securities that the fund does not own. The fund may sell a security it does not own in anticipation of a decline in the value of that security. In order to deliver the security to the purchaser, the fund borrows the security from a broker-dealer. The fund must segregate, as collateral for its obligation to return the borrowed security, an amount of cash and long security positions at least equal to the market value of the security sold short. The fund later closes out the position by returning the security to the lender, typically by purchasing the security in the open market. A gain, limited to the price at which the fund sold the security short, or a loss, theoretically unlimited in size, is recognized upon the termination of the short sale. The fund may receive a portion of the income from the investment of collateral, or be charged a fee on borrowed securities, based on the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The net amounts of income or fees are recorded as interest income (for net income received) or borrowing expense on securities sold short (for net fees charged) on the Statement of Operations. Dividends on securities sold short are reported as an expense in the Statement of Operations.

Cash collateral segregated for securities sold short is recorded as an asset in the Statement of Assets and Liabilities. Long security positions segregated as collateral are shown in the Statement of Net Assets.

Market Neutral Fund

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of limiting exposure to general stock market risk while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended March 31, 2005–December 31, 2008) and for the period ended June 30, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Other: Dividend income (or dividend expense on short positions) is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. AXA Rosenberg Investment Management LLC (AXA) provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for AXA is subject to quarterly adjustments based on performance since December 31, 2007, relative to the Citigroup 3-Month Treasury Bill Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis.

For the six months ended June 30, 2009, the aggregate investment advisory fee represented an effective annual basic rate of 0.24% of the fund’s average net assets, before a decrease of $32,000 (0.08%) based on performance.

Market Neutral Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2009, the fund had contributed capital of $19,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At June 30, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2008, the fund had available realized losses of $3,175,000 to offset future net capital gains through December 31, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2009; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

The fund had realized losses totaling $2,452,000 through December 31, 2008, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At June 30, 2009, the cost of long security positions for tax purposes was $95,409,000. Net unrealized depreciation of long security positions for tax purposes was $605,000, consisting of unrealized gains of $6,455,000 on securities that had risen in value since their purchase and $7,060,000 in unrealized losses on securities that had fallen in value since their purchase. Tax-basis net unrealized depreciation on securities sold short was $4,074,000, consisting of unrealized gains of $4,364,000 on securities that had fallen in value since their sale and $8,438,000 in unrealized losses on securities that had risen in value since their sale.

F. During the six months ended June 30, 2009, the fund purchased $52,253,000 of investment securities and sold $71,909,000 of investment securities, other than temporary cash investments. The proceeds of short sales and the cost of purchases to cover short sales were $59,553,000 and $88,849,000, respectively.

G. Capital share transactions for each class of shares were:

	Six Months Ended		April 1, 2008, to		Year Ended
	June 30, 2009		December 31, 2008[1]		March 31, 2008
	Amount	Shares	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)	($000)	(000)
Investor Shares
Issued	24,629	2,422	63,080	5,143	42,479	3,395
Issued in Lieu of Cash Distributions	68	7	4,119	370	436	36
Redeemed[2]	(23,275)	(2,279)	(29,453)	(2,488)	(7,436)	(593)
Net Increase (Decrease)—
Investor Shares	1,422	150	37,746	3,025	35,479	2,838
Institutional Shares
Issued	1,915	191	8,972	726	9,106	742
Issued in Lieu of Cash Distributions	12	1	1,046	95	318	26
Redeemed[2]	(3,416)	(341)	(2,747)	(235)	(7,720)	(608)
Net Increase (Decrease)—
Institutional Shares	(1,489)	(149)	7,271	586	1,704	160

1 The fund’s fiscal year-end changed from March 31 to December 31, effective December 31, 2008.
2 Net of redemption fees of $50,000, $5,000, and $4,000 (fund totals).

H. In preparing the financial statements as of June 30, 2009, management considered the impact of subsequent events occurring through August 5, 2009, for potential recognition or disclosure in these financial statements. In July 2009, three Vanguard Managed Payout Funds redeemed $14.2 million of their investment in Vanguard Market Neutral Fund, representing approximately 18% of the fund’s net assets as of the redemption date.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended June 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Market Neutral Fund	12/31/2008	6/30/2009	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$906.26	$13.42
Institutional Shares	1,000.00	907.14	12.96
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,010.71	$14.16
Institutional Shares	1,000.00	1,011.21	13.66

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 2.84% for Investor Shares and 2.74% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee assessed on redemptions of shares held for less than one year.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Market Neutral Fund has renewed the fund’s investment advisory arrangements with AXA Rosenberg Investment Management LLC and The Vanguard Group, Inc. (through its Quantitative Equity Group). The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

AXA Rosenberg Investment Management LLC. Founded in 1985, AXA Rosenberg is an independently operated subsidiary of the AXA Group. The firm employs an investment philosophy grounded in fundamental analysis using a two-part quantitative model: a valuation model and an earnings forecast model. The valuation model compares the current stock price with its fair value calculated through an independent asset appraisal. The earnings forecast model uses a mix of fundamental indicators and market data to identify companies that are likely to have superior year-ahead earnings. The two models are combined to develop an individual predicted return for each company. This process results in an optimized portfolio with little exposure to equity market risk, long positions in companies that are expected to outperform, and short positions in companies that are expected to underperform. AXA Rosenberg has advised the fund since 1998.

The Vanguard Group, Inc. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 2007.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisors have carried out the fund’s investment strategy in disciplined fashion; however, the fund’s results versus its average peer fund and its benchmark, Citigroup 3-Month Treasury Bill Index, have been less favorable over the last 12 months. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was reasonable compared with the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of AXA Rosenberg in determining whether to approve the advisory fee, because AXA Rosenberg is independent of Vanguard, and the advisory fee is the result of arm’slength negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses of fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule for AXA Rosenberg. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by AXA Rosenberg increase.

The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Retired
John J. Brennan[1]	Executive Chief Staff and Marketing Officer for North
Born 1954. Trustee Since May 1987. Chairman of	America and Corporate Vice President of Xerox
the Board. Principal Occupation(s) During the Past	Corporation (photocopiers and printers); Director of
Five Years: Chairman of the Board and Director/Trustee	SPX Corporation (multi-industry manufacturing), the
of The Vanguard Group, Inc., and of each of the	United Way of Rochester, the Boy Scouts of America,
investment companies served by The Vanguard Group;	Amerigroup Corporation (direct health and medical
Chief Executive Officer and President of The Vanguard	insurance carriers), and Monroe Community College
Group and of each of the investment companies served	Foundation.
by The Vanguard Group (1996–2008); Chairman of
the Financial Accounting Foundation; Governor of
the Financial Industry Regulatory Authority (FINRA);	Rajiv L. Gupta
Director of United Way of Southeastern Pennsylvania.	Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years: Retired
Chairman and Chief Executive Officer of Rohm and
F. William McNabb III[1]	Haas Co. (chemicals); President of Rohm and Haas Co.
Born 1957. Trustee Since July 2009. Principal	(2006–2008); Board Member of American Chemistry
Occupation(s) During the Past Five Years: Director of	Council; Director of Tyco International, Ltd. (diversified
The Vanguard Group, Inc., since 2008; Chief Executive	manufacturing and services) and Hewlett-Packard Co.
Officer and President of The Vanguard Group and of	(electronic computer manufacturing); Trustee of The
each of the investment companies served by The	Conference Board.
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The
Vanguard Group (1995–2008).	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President of
Independent Trustees	the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
of Arts and Sciences with Secondary Appointments
Charles D. Ellis	at the Annenberg School for Communication and the
Born 1937. Trustee Since January 2001. Principal	Graduate School of Education of the University of
Occupation(s) During the Past Five Years: Applecore	Pennsylvania; Director of Carnegie Corporation of
Partners (pro bono ventures in education); Senior	New York, Schuylkill River Development Corporation,
Advisor to Greenwich Associates (international business	and Greater Philadelphia Chamber of Commerce;
strategy consulting); Successor Trustee of Yale University;	Trustee of the National Constitution Center.
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Retired
Corporate Vice President, Chief Global Diversity Officer,	Thomas J. Higgins[1]
and Member of the Executive Committee of Johnson	Born 1957. Chief Financial Officer Since September
& Johnson (pharmaceuticals/consumer products);	2008. Principal Occupation(s) During the Past Five
Vice President and Chief Information Officer of Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
& Johnson (1997–2005); Director of the University	Financial Officer of each of the investment companies
Medical Center at Princeton and Women’s Research	served by The Vanguard Group since 2008; Treasurer
and Education Institute.	of each of the investment companies served by The
Vanguard Group (1998–2008).

André F. Perold
Born 1952. Trustee Since December 2004. Principal	Kathryn J. Hyatt[1]
Occupation(s) During the Past Five Years: George Gund	Born 1955. Treasurer Since November 2008. Principal
Professor of Finance and Banking, Harvard Business	Occupation(s) During the Past Five Years: Principal of
School; Director and Chairman of UNX, Inc. (equities	The Vanguard Group, Inc.; Treasurer of each of the
trading firm); Chair of the Investment Committee of	investment companies served by The Vanguard
HighVista Strategies LLC (private investment firm).	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
(1988–2008).
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam[1]
President, Chief Executive Officer, and Director of	Born 1956. Secretary Since July 2005. Principal
NACCO Industries, Inc. (forklift trucks/housewares/	Occupation(s) During the Past Five Years: Managing
lignite); Director of Goodrich Corporation (industrial	Director of The Vanguard Group, Inc., since 2006;
products/aircraft systems and services).	General Counsel of The Vanguard Group since 2005;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
Peter F. Volanakis	since 2005; Director and Senior Vice President of
Born 1955. Trustee Since July 2009. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupations During the Past Five Years: President	of The Vanguard Group (1997–2006).
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director	Vanguard Senior Management Team
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School	R. Gregory Barton	Michael S. Miller
of Business Administration at Dartmouth College.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
	Paul A. Heller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
This material may be used in conjunction	fund voted the proxies for securities it owned during
with the offering of shares of any Vanguard	the 12 months ended June 30. To get the report, visit
fund only if preceded or accompanied by	either www.vanguard.com or www.sec.gov.
the fund’s current prospectus.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6342 082009

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MONTGOMERY FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: August 12, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MONTGOMERY FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: August 12, 2009

VANGUARD MONTGOMERY FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: August 12, 2009

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on July 24, 2009, see file Number

2-88373, Incorporated by Reference.